Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements of Ralcorp Holdings, Inc. (“Ralcorp” or the “Company”) reflect the impact of the spin-off of Post Holdings, Inc. (“Post,” and formerly Ralcorp’s Branded Cereal Products reporting segment). On February 3, 2012, Ralcorp completed the spin-off of Post through a tax-free distribution of approximately 80.3% of the issued and outstanding shares of Post common stock on a pro-rata basis of one share of Post for every two shares of Ralcorp to Ralcorp shareholders of record on January 30, 2012. Following the distribution, the Company retained approximately 19.7% of Post’s outstanding shares, which will be accounted for using the fair value method of accounting for available-for-sale securities in accordance with Accounting Standards Codification (“ASC”) Topic 320, “Investments – Debt and Equity Securities.” Additionally, Ralcorp received cash in the amount of $900 million in connection with the spin-off through a series of transactions described in the next paragraph. As a result of the spin-off, Post became an independent publicly traded company on the New York Stock Exchange under the symbol “POST”. Following the spin-off, Post is expected to be reported as discontinued operations by the Company in accordance with ASC Topic 205, “Presentation of Financial Statements,” beginning with Ralcorp’s financial statements for the second quarter of fiscal year 2012. Prior to the completion of the spin-off, Ralcorp and Post entered into a Separation and Distribution Agreement and other agreements that will govern the relationship between the companies following the spin-off.

On January 20, 2012, Ralcorp borrowed $775 million from certain financial institutions pursuant to a short-term loan agreement. On January 27, 2012, Ralcorp entered into an agreement to transfer $775 million principal amount of notes that were expected to be issued by Post in connection with contribution of the U.S. operations of Post in order to satisfy obligations under the short-term loan agreement. In addition, in connection with the spin-off, Post transferred to Ralcorp an aggregate of $125 million in cash in exchange for certain Canadian assets and for part of the equity interest in Post’s U.S. operations.

The following unaudited pro forma condensed combined statement of operations for the three months ended December 31, 2011 and 2010 and for the fiscal years ended September 30, 2011, 2010 and 2009, and the unaudited pro forma condensed combined balance sheet as of December 31, 2011, have been derived from the historical consolidated financial statements of the Company, which are included in its Annual Report on Form 10-K for the year ended September 30, 2011 and its Quarterly Report on Form 10-Q for the three months ended December 31, 2011. The unaudited pro forma condensed combined statements of operations reflect Ralcorp’s results as if the spin-off and related transactions described below had occurred as of October 1, 2008. The unaudited pro forma condensed combined balance sheet as of December 31, 2011 reflects Ralcorp’s financial position as if the separation and related transactions described below had occurred on that date. The unaudited pro forma condensed combined financial statements are not necessarily indicative of Ralcorp’s results of operations or financial condition had the spin-off been completed on the dates assumed. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information and such assumptions are believed to be reasonable under the circumstances.

The unaudited pro forma condensed consolidated financial statements have been prepared to remove Post’s assets, liabilities and results of operations, and reflect the following transactions:

•	the distribution through a tax-free distribution to shareholders of approximately 80.3% of Post’s common stock and Ralcorp’s retention of approximately 19.7% of Post’s common stock;

•	the transfer of certain Post-specific assets and liabilities from Ralcorp to Post, as well as the settlement of intercompany account balances; and

•	changes in capital structure, including the receipt of $900 million cash in connection with the spin-off, as described above, which was used to reduce debt by approximately $815 million.

Other than the transfer of certain liabilities pursuant to the Employee Matters Agreement, no pro forma adjustments have been included related to the Tax Allocation Agreement, the Employee Matters Agreement, Transition Services Agreement or certain commercial agreements between Ralcorp and Post because those adjustments are not expected to have a significant effect on our financial statements. Additionally, no pro forma adjustments have been included for spin-off-related costs (primarily investment banker and legal fees) subsequent to December 31, 2011 because they are not expected to have a continuing impact on the Company. Post’s goodwill and other long-lived assets immediately prior to the date of spin-off will be tested for impairment, and any impairments would be reflected in discontinued operations in Ralcorp’s financial statements for the second quarter of fiscal 2012.

Unaudited Pro Forma Condensed Combined Statement of Operations

(Dollars in millions except per share data, shares in thousands)

	Three Months Ended December 31, 2011
	Historical	Less: Distribution of Post (a)	Pro Forma Adjustments		Pro Forma

Net Sales	$1,380.9	$(214.4)	$—		$1,166.5
Cost of goods sold	(1,044.6)	116.4	—		(928.2)

Gross Profit	336.3	(98.0)	—		238.3
Selling, general and administrative expenses	(173.2)	63.5	—		(109.7)
Amortization of intangible assets	(24.0)	3.2	—		(20.8)
Other operating expenses, net	(3.4)	—	—		(3.4)

Operating Profit	135.7	(31.3)	—		104.4
Interest expense, net	(34.4)	—	4.2	(b)	(30.2)

Earnings before Income Taxes	101.3	(31.3)	4.2		74.2
Income taxes	(36.0)	11.3	(1.5	)(c)	(26.2)

Net Earnings	$65.3	$(20.0)	$2.7		$48.0

Basic Earnings per Share	$1.18				$0.87

Diluted Earnings per Share	$1.16				$0.85

Weighted Average Shares for Basic Earnings per Share	55,013				55,013
Dilutive effect of:
Stock options	205				205
Restricted stock awards	600				600
Stock appreciation rights	203				203

Weighted Average Shares for Diluted Earnings per Share	56,021				56,021

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

(Dollars in millions except per share data, shares in thousands)

	Three Months Ended December 31, 2010
	Historical	Less: Distribution of Post (a)	Pro Forma Adjustments		Pro Forma

Net Sales	$1,173.3	$(221.6)	$—		$951.7
Cost of goods sold	(855.3)	113.5	—		(741.8)

Gross Profit	318.0	(108.1)	—		209.9
Selling, general and administrative expenses	(147.5)	54.9	—		(92.6)
Amortization of intangible assets	(19.5)	3.1	—		(16.4)
Other operating expenses, net	(3.9)	1.0	—		(2.9)

Operating Profit	147.1	(49.1)	—		98.0
Interest expense, net	(35.7)	—	3.8	(b)	(31.9)

Earnings before Income Taxes	111.4	(49.1)	3.8		66.1
Income taxes	(40.1)	17.7	(1.4	)(c)	(23.8)

Net Earnings	$71.3	$(31.4)	$2.4		$42.3

Basic Earnings per Share	$1.30				$0.77

Diluted Earnings per Share	$1.28				$0.76

Weighted Average Shares for Basic Earnings per Share	54,703				54,703
Dilutive effect of:
Stock options	270				270
Restricted stock awards	222				222
Stock appreciation rights	230				230

Weighted Average Shares for Diluted Earnings per Share	55,425				55,425

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

(Dollars in millions except per share data, shares in thousands)

	Year Ended September 30, 2011
	Historical	Less: Distribution of Post (a)	Pro Forma Adjustments		Pro Forma

Net Sales	$4,741.0	$(953.8)	$—		$3,787.2
Cost of goods sold	(3,498.2)	502.2	—		(2,996.0)

Gross Profit	1,242.8	(451.6)	—		791.2
Selling, general and administrative expenses	(618.4)	239.5	—		(378.9)
Amortization of intangible assets	(78.2)	12.6	—		(65.6)
Impairment of intangible assets	(503.5)	503.5	—		—
Other operating expenses, net	(12.9)	1.6	—		(11.3)

Operating Profit	29.8	305.6	—		335.4
Interest expense, net	(134.0)	—	9.6	(b)	(124.4)

(Loss) Earnings before Income Taxes	(104.2)	305.6	9.6		211.0
Income taxes	(83.0)	16.1	(3.4	)(c)	(70.3)

Net (Loss) Earnings	$(187.2)	$321.7	$6.2		$140.7

Basic (Loss) Earnings per Share	$(3.41)				$2.56

Diluted (Loss) Earnings per Share	$(3.41)				$2.52 (d)

Weighted Average Shares for Basic Earnings per Share	54,812				54,812
Dilutive effect of:
Stock options	—				247 (d)
Restricted stock awards	—				254 (d)
Stock appreciation rights	—				413 (d)

Weighted Average Shares for Diluted Earnings per Share	54,812				55,726 (d)

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

(Dollars in millions except per share data, shares in thousands)

	Year Ended September 30, 2010
	Historical	Less: Distribution of Post (a)	Pro Forma

Net Sales	$4,048.5	$(987.5)	$3,061.0
Cost of goods sold	(2,971.6)	544.5	(2,427.1)

Gross Profit	1,076.9	(443.0)	633.9
Selling, general and administrative expenses	(528.1)	218.8	(309.3)
Amortization of intangible assets	(49.3)	12.7	(36.6)
Impairment of intangible assets	(39.9)	19.4	(20.5)
Other operating expenses, net	(37.7)	1.3	(36.4)

Operating Profit	421.9	(190.8)	231.1
Interest expense, net	(107.8)	—	(107.8)

Earnings before Income Taxes	314.1	(190.8)	123.3
Income taxes	(105.3)	67.6	(37.7)

Net Earnings	$208.8	$(123.2)	$85.6

Basic Earnings per Share	$3.79		$1.55

Diluted Earnings per Share	$3.74		$1.53

Weighted Average Shares for Basic Earnings per Share	54,933		54,933
Dilutive effect of:
Stock options	308		308
Restricted stock awards	192		192
Stock appreciation rights	189		189

Weighted Average Shares for Diluted Earnings per Share	55,622		55,622

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

(Dollars in millions except per share data, shares in thousands)

	Year Ended September 30, 2009
	Historical	Less: Distribution of Post (a)	Pro Forma

Net Sales	$3,891.9	$(1,070.6)	$2,821.3
Cost of goods sold	(2,834.1)	569.3	(2,264.8)

Gross Profit	1,057.8	(501.3)	556.5
Selling, general and administrative expenses	(564.3)	272.7	(291.6)
Amortization of intangible assets	(42.3)	12.6	(29.7)
Other operating expenses, net	(2.9)	.8	(2.1)

Operating Profit	448.3	(215.2)	233.1
Interest expense, net	(99.0)	—	(99.0)
Gain on forward sale contracts	17.6	—	17.6
Gain on sale of securities	70.6	—	70.6

Earnings before Income Taxes and Equity Earnings	437.5	(215.2)	222.3
Income taxes	(156.9)	77.1	(79.8)

Earnings before Equity Earnings	280.6	(138.1)	142.5
Equity in earnings of Vail Resorts, Inc., net of related income taxes	9.8	—	9.8

Net Earnings	$290.4	$(138.1)	$152.3

Basic Earnings per Share	$5.16		$2.70

Diluted Earnings per Share	$5.09		$2.67

Weighted Average Shares for Basic Earnings per Share	56,166		56,166
Dilutive effect of:
Stock options	437		437
Restricted stock awards	207		207
Stock appreciation rights	151		151

Weighted Average Shares for Diluted Earnings per Share	56,961		56,961

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Unaudited Pro Forma Consolidated Condensed Balance Sheet

(Dollars in millions except per share data)

	December 31, 2011
	Historical	Less: Distribution of Post (a)	Pro Forma Adjustments		Pro Forma

Assets
Current Assets
Cash and cash equivalents	$61.4	$(12.9)	$91.5	(e)	$140.0
Marketable securities	1.0	—	—		1.0
Receivables, net	404.9	(52.9)	—		352.0
Inventories	532.1	(79.3)	—		452.8
Deferred income taxes	19.6	—	—		19.6
Prepaid expenses and other current assets	22.8	(2.1)	—		20.7

Total Current Assets	1,041.8	(147.2)	91.5		986.1
Property, Net	1,258.1	(411.0)	—		847.1
Goodwill	2,820.4	(1,429.4)	—		1,391.0
Other Intangible Assets, Net	1,757.5	(745.5)	—		1,012.0
Investment in Post	—	—	176.2	(f)	176.2
Other Assets	39.8	(1.4)	—		38.4

Total Assets	$6,917.6	$(2,734.5)	$267.7		$4,450.8

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable	$318.6	$(30.7)	$—		287.9
Notes payable to banks	610.0	—	(610.0	)(e)	—
Current portion of long-term debt	106.3	—	(20.0	)(e)	86.3
Other current liabilities	237.0	(50.0)	—		187.0

Total Current Liabilities	1,271.9	(80.7)	(630.0)		561.2
Long-term Debt	2,083.6	—	(185.0	)(e)	1,898.6
Deferred Income Taxes	620.3	(327.8)	—		292.5
Other Liabilities	247.6	(107.2)	(6.4	)(g)	134.0

Total Liabilities	4,223.4	(515.7)	(821.4)		2,886.3
Shareholders’ Equity	2,694.2	(2,218.8)	1,089.1	(h)	1,564.5

Total Liabilities and Shareholders’ Equity	$6,917.6	$(2,734.5)	$267.7		$4,450.8

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(a)	The “Distribution of Post” column reflects amounts representing the revenues, expenses, assets, liabilities and equity attributable to Post which were included in Ralcorp’s historical financial statements. In addition to amounts included in Ralcorp’s Branded Cereal Products segment, the “Distribution of Post” amounts include certain assets, liabilities, and expenses related to Post that were previously reported in Ralcorp’s unallocated corporate amounts.

(b)	Interest expense has been adjusted to reflect the impact of lower outstanding debt due to the change in capital structure. The pro forma adjustment is based on Ralcorp’s actual outstanding balances under the 2010 Credit Agreement, the 2011 Credit Agreement, and the receivables securitization program and related variable interest rates during each period.

(c)	The income tax impacts of the pro forma adjustments have been calculated using Ralcorp’s statutory income tax rates for applicable jurisdictions during each period.

(d)	For the year ended September 30, 2011, certain common stock equivalents were previously anti-dilutive relative to Ralcorp’s reported net loss, but are dilutive on a pro forma basis because pro forma results reflect net earnings after removing the effect of Post’s financial results (which included non-cash impairment losses).

(e)	As part of the separation, Ralcorp received approximately $900 million which was used to retire variable rate debt outstanding with no pre-payment penalties incurred. This pro forma adjustment reflects the use of the proceeds to reduce debt and the cash retained by Ralcorp following the spin-off. For purposes of the pro forma financial statements, the proceeds were assumed to have been used to pay down all amounts outstanding as of December 31, 2011 under the 2010 Credit Agreement, the 2011 Credit Agreement, and the receivables securitization program. Remaining proceeds of approximately $85 million are assumed to be retained by the Company to be used for general corporate purposes. The Company also retained cash from Post’s Canadian operations ($12.9 million as of December 31, 2011) but transferred cash to Post in the same amount as certain transferred liabilities (as discussed in note (g) below).

(f)	Ralcorp retained approximately 6.8 million, or approximately 19.7%, of Post’s outstanding common shares. This investment is expected to be accounted for using the fair value method of accounting for available-for-sale securities in accordance with ASC Topic 320. For purposes of the pro forma financial statements, the value of Ralcorp’s investment in Post was calculated using a stock price of $26.00 per share (based on the market price range in the first few days of trading).

(g)	This pro forma adjustment reflects the transfer of certain liabilities from Ralcorp to Post pursuant to the Employee Matters Agreement ($6.4 million as of December 31, 2011).

(h)	The pro forma adjustment to shareholders’ equity reflects the net effect of the pro forma adjustments to assets and liabilities described above. This adjustment includes an estimated $81 million of unrealized loss on Ralcorp’s investment in Post (which would be recorded in accumulated other comprehensive loss) representing the difference between the assumed fair value of the retained 19.7% ownership of Post (as discussed in note (f) above) and the assumed cost basis of the corresponding net assets distributed (historical carrying value after the effects of the adjustments discussed in notes (e) and (g) above). Post’s goodwill and other long-lived assets immediately prior to the date of spin-off will be tested for impairment, and any impairments would reduce the unrealized loss.